EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF

ROYAL BAKERY HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Royal Bakery Holdings, Inc. for the quarter ended June 30, 2015, the undersigned, Winnie Sze Wing Cheung, Chief Financial Officer of Royal Bakery Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Royal Bakery Holdings, Inc.

Date: August 18, 2015	By:	/s/ Winnie Sze Wing Cheung
Winnie Sze Wing Cheung Chief Financial Officer
(principal accounting officer and principal financial officer)